Exhibit 10.18

THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT

This Third Amendment to Seventh Restated Credit Agreement (this “Third Amendment”) is effective as of May 13, 2008 (the “Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company (in its capacity as Borrower Representative for the Borrowers, “Borrower Representative”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Seventh Restated Credit Agreement dated as of October 31, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, the parties hereto desire to (a) amend certain terms of the Credit Agreement in certain respects, and (b) establish a Borrowing Base in an amount equal to $600,000,000 (the “Amendment Redetermination”), to be effective as of the Amendment Effective Date and continuing until the next redetermination of the Borrowing Base thereafter.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendments to Definitions. The definitions of “Applicable Margin” and “Loan Documents” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Conforming Borrowing Base Utilization Grid below based upon the Conforming Borrowing Base Utilization Percentage then in effect:

Conforming Borrowing Base Utilization Grid
Conforming Borrowing Base Utilization Percentage	<50%		>50 <75%		>75% <90%		>90% < 100%		> 100%
Eurodollar Loans	150.0	b.p.	175.0	b.p.	200.0	b.p.	225.0	b.p.	275.0	b.p.
ABR Loans	0	b.p.	25.0	b.p.	50.0	b.p.	75.0	b.p.	125.0	b.p.
Commitment Fee Rate	25.0	b.p.	37.5	b.p.	37.5	b.p.	37.5	b.p.	50.0	b.p.

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

1.2 Additional Definition. Section 1.02 of the Credit Agreement shall be amended to add the following definition to such Section:

“Third Amendment” means that certain Third Amendment to Seventh Restated Credit Agreement dated effective as of May 13, 2008, among Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders.

1.3 Amendment to Swap Covenant. Section 9.18 of the Credit Agreement shall be amended to read in full as follows:

“Section 9.18 Swap Agreements. Parent and the Borrowers will not, and will not permit any other Credit Party to, enter into any Swap Agreements with any Person other than (a) Swap Agreements in respect of commodities (i) with an Approved Counterparty and (ii) which shall not, in any case, have a tenor of greater than five and one-half (5.5) years and the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed (1) 85% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties for each month during the initial three (3) year period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, and (2) 80% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties for each month during the remaining period during which such Swap Agreement is in effect for each of crude oil and natural gas, calculated separately, and (b) Swap Agreements in respect of interest rates with an Approved Counterparty, the notional amounts of which (when aggregated with all other Swap Agreements of the Credit Parties’ then in effect in respect of interest rates) do not exceed 100% of the then outstanding principal amount of the Credit Parties’ Debt for borrowed money, and which Swap Agreements shall not, in any case, have a tenor of greater than five (5) years. In no event shall any Swap Agreement to which any Credit Party is a party contain any requirement, agreement or covenant for any Credit Party to post cash or other collateral or margin to secure their obligations under such Swap Agreement or to cover market exposures. Further, Parent and the Borrowers will not, and will not permit any other Credit Party to, terminate any Swap Agreement, now existing or hereafter arising, which has been or will be incorporated into the determination of the Borrowing Base and, as applicable, the Conforming Borrowing Base, without the prior written consent of the Required Lenders. Notwithstanding the foregoing, Parent and the Borrowers will be permitted to enter into Swap Agreements (on a one-time basis) on terms and conditions acceptable to, and detailed in writing to, the Administrative Agent and the Lenders in order to support the Borrowing Base to become effective as of the Amendment Effective Date (as defined in the Third Amendment).”

1.4 Restatement of Annex and Schedules. Annex I, Schedule 7.14 and Schedule 7.15 to the Credit Agreement shall be deleted in their entirety and replaced with Annex I, Schedule 7.14 and Schedule 7.15 attached to this Third Amendment.

SECTION 2. Borrowing Base Redetermination. Pursuant to Section 2.07 of the Credit Agreement, the Borrowing Base shall be established at $600,000,000 effective as of the Amendment Effective Date, and continuing until the next Scheduled Redetermination or Interim Redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the redetermination of the Borrowing Base provided for in this Section 2 shall not be considered or deemed to be an Interim Redetermination. After giving effect to the Amendment Redetermination, the allocation of the Borrowing Base among the Lenders is as follows:

JPMorgan Chase Bank, N.A.	$47,900,000.00
Fortis Capital Corp.	$46,000,000.00
The Royal Bank of Scotland plc	$46,000,000.00
Bank of Scotland plc	$46,000,000.00
Bank of America, N.A.	$42,000,000.00
Wells Fargo Bank, N.A.	$40,000,000.00
The Bank of Nova Scotia	$36,000,000.00
Calyon New York Branch	$36,000,000.00
Comerica Bank	$36,000,000.00
Guaranty Bank	$36,000,000.00
Union Bank of California, N.A.	$36,000,000.00
BMO Capital Markets Financing, Inc.	$31,500,000.00
SunTrust Bank	$24,000,000.00
Allied Irish Banks, p.l.c.	$22,400,000.00
Sterling Bank	$22,200,000.00
U.S. Bank National Association	$20,000,000.00
Bank of Oklahoma, N.A.	$16,000,000.00
Natixis	$16,000,000.00

Total	$600,000,000.00

SECTION 3. Rearrangement of Existing Loans. Upon the effectiveness of this Third Amendment, all of the Maximum Credit Amounts and outstanding Indebtedness under the Credit Agreement as of the date of such effectiveness shall hereby be restructured, rearranged, renewed, extended and continued under the Credit Agreement (as amended hereby) and all Loans and Letters of Credit outstanding under the Credit Agreement as of the date of such effectiveness shall hereby become Loans and Letters of Credit outstanding under the Credit Agreement (as amended hereby). In connection with the foregoing, the Lenders party to the Credit Agreement prior to the effectiveness of this Third Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and the Lenders hereby purchase and accept, so much of the aggregate Maximum Credit Amounts under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the Credit Agreement such that the Maximum Credit Amount of each Lender shall be as set forth on Annex I to the Credit Agreement (as amended hereby). The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by any Agent, any Issuing Bank or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

SECTION 4. Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the establishment of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:

4.1 No Default. No Default or Event of Default shall have occurred which is continuing.

4.2 Notes. Borrowers shall have delivered, if requested by any Lender (including any Person becoming a Lender as of the Amendment Effective Date) whose Maximum Credit Amount increases or decreases after giving effect to this Third Amendment, a new Note payable to the order of such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to this Third Amendment, and otherwise duly completed and executed.

4.3 Swap Agreements. Parent and Borrowers shall have, within thirty (30) days of the Amendment Effective Date, entered into Swap Agreements as described in the last sentence of Section 9.18 of the Credit Agreement (as amended hereby), which Swap Agreements shall be in form and substance mutually acceptable to Parent, Borrowers and Administrative Agent.

4.4 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Third Amendment and the transactions contemplated hereby.

SECTION 5. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Third Amendment, Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

5.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

5.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower Representative (on behalf of Borrowers) of this Third Amendment are within Parent’s and Borrower Representative’s corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens. Borrower Representative is duly authorized to execute this Third Amendment on behalf of Borrowers, and upon such execution and delivery, this Third Amendment shall be binding and enforceable against each such Borrower as if this Third Amendment had been executed by each such Borrower.

5.3 Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Third Amendment.

6.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses. Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.

6.4 Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Parent, Borrower Representative and all Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

6.5 Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.6 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

6.7 Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by Parent, Borrower Representative, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrower Representative, Administrative Agent and all Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.,
an Oklahoma limited liability company, as a Borrower and as Borrower Representative (on behalf of Borrowers)

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

Each of the undersigned (i) consent and agree to this Third Amendment and each of the terms and provisions contained herein, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

GUARANTORS:	GREEN COUNTRY SUPPLY, INC.,
an Oklahoma corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, President

ROADRUNNER DRILLING, L.L.C.,
an Oklahoma limited liability company

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

[SIGNATURE PAGE 1 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

	By:	/s/ J. Scott Fowler
J. Scott Fowler,
Senior Vice President

[SIGNATURE PAGE 2 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	FORTIS CAPITAL CORP.,
as a Lender

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Director

	By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

[SIGNATURE PAGE 3 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE ROYAL BANK OF SCOTLAND plc,
as a Lender

	By:	/s/ Scott L. Joyce
	Name:	Scott L. Joyce
	Title:	Senior Vice President

[SIGNATURE PAGE 4 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

[SIGNATURE PAGE 5 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF SCOTLAND plc,
as a Lender

	By:	/s/ Karen Welch
	Name:	Karen Welch
	Title:	Vice President

[SIGNATURE PAGE 6 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE BANK OF NOVA SCOTIA,
as a Lender

	By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Director

[SIGNATURE PAGE 7 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BMO CAPITAL MARKETS FINANCING, INC., as a Lender

	By:	/s/ Gumaro Tijerna
	Name:	Gumaro Tijerna
	Title:	Vice President

[SIGNATURE PAGE 8 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	CALYON NEW YORK BRANCH,
as a Lender

	By:	/s/ Dennis E. Petito
	Name:	Dennis E. Petito
	Title:	Managing Director

	By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Director

[SIGNATURE PAGE 9 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	COMERICA BANK,
as a Lender

	By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Asst. Vice President

[SIGNATURE PAGE 10 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	GUARANTY BANK,
as a Lender

	By:	/s/ W. David McCarver IV
	Name:	W. David McCarver IV
	Title:	Vice President

[SIGNATURE PAGE 11 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	UNION BANK OF CALIFORNIA, N.A.,
as a Lender

	By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Assistant Vice President

[SIGNATURE PAGE 12 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	SUNTRUST BANK,
as a Lender

	By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

[SIGNATURE PAGE 13 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	STERLING BANK,
as a Lender

	By:	/s/ David W. Phillips
	Name:	David W. Phillips
	Title:	Senior Vice President

[SIGNATURE PAGE 14 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	U.S. BANK NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

[SIGNATURE PAGE 15 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF OKLAHOMA, N.A.,
as a Lender

	By:	/s/ Jeffrey Hall
	Name:	Jeffrey Hall
	Title:	Vice President

[SIGNATURE PAGE 16 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	NATIXIS, as a Lender

	By:	/s/ Liana Tchernyshara
	Name:	Liana Tchernyshara
	Title:	Director

	By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

[SIGNATURE PAGE 17 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	WELLS FARGO BANK, N.A.,
as a Lender

	By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Vice President

[SIGNATURE PAGE 18 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	ALLIED IRISH BANKS, p.l.c.,
as a Lender

	By:	/s/ Aidan Lanigan
	Name:	Aidan Lanigan
	Title:	Vice President

	By:	/s/ David O’Driscoll
	Name:	David O’Driscoll
	Title:	Assistant Vice President

[SIGNATURE PAGE 19 TO THIRD AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	7.98333%	$59,875,000.00
Fortis Capital Corp.	7.66667%	$57,500,000.00
The Royal Bank of Scotland plc	7.66667%	$57,500,000.00
Bank of Scotland plc	7.66667%	$57,500,000.00
Bank of America, N.A.	7.00000%	$52,500,000.00
Wells Fargo Bank, N.A.	6.66667%	$50,000,000.00
The Bank of Nova Scotia	6.00000%	$45,000,000.00
Calyon New York Branch	6.00000%	$45,000,000.00
Comerica Bank	6.00000%	$45,000,000.00
Guaranty Bank	6.00000%	$45,000,000.00
Union Bank of California, N.A.	6.00000%	$45,000,000.00
BMO Capital Markets Financing, Inc.	5.25000%	$39,375,000.00
SunTrust Bank	4.00000%	$30,000,000.00
Allied Irish Banks, p.l.c.	3.73333%	$28,000,000.00
Sterling Bank	3.70000%	$27,750,000.00
U.S. Bank National Association	3.33333%	$25,000,000.00
Bank of Oklahoma, N.A.	2.66667%	$20,000,000.00
Natixis	2.66667%	$20,000,000.00

TOTAL	100.00000%	$750,000,000.00

Annex I-1

SCHEDULE 7.14

SUBSIDIARIES

(Delaware)
Green Country Supply, Inc. (Oklahoma)
Chaparral CO$_2$, L.L.C. (Oklahoma)
NorAm Petroleum, L.L.C. (Oklahoma)
CEI Pipeline, L.L.C. (Texas)
Chaparral Real Estate, L.L.C. (Oklahoma)
Chaparral Resources, L.L.C. (Oklahoma)
Roadrunner Drilling, L.L.C. (Oklahoma)
Chaparral Energy, L.L.C. (Oklahoma)
CEI Acquisition, L.L.C. (Delaware)
Chaparral Biofuels, L.L.C. (Oklahoma)
Oklahoma Ethanol LLC (Oklahoma) (66.67% membership interest)
Unrestricted

Schedule 7.14-1

SCHEDULE 7.15

ORGANIZATIONAL INFORMATION

Name:	Jurisdiction of Organization	Organizational Identification Number	Principal Place of Business
Chaparral Energy, Inc.	Delaware	4030106	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Chaparral Energy, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
NorAm Petroleum, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Chaparral Resources, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Chaparral CO2, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
CEI Acquisition, L.L.C.	Delaware	4038038	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
CEI Pipeline, L.L.C.	Texas	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Chaparral Real Estate, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Oklahoma Ethanol LLC	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Chaparral Biofuels, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Green Country Supply, Inc.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114
Roadrunner Drilling, L.L.C.	Oklahoma	N/A	701 Cedar Lake Blvd. Oklahoma City, Oklahoma 73114

Schedule 7.15-1